UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 16, 2019 (December 11, 2019)

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 N. Mopac Expy Bldg 3
Austin,	Texas	78759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12-b2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2019, the Compensation and Stock Option Committee of National Western Life Group, Inc. (“NWLGI”) approved the calendar year National Western Life Insurance Company 2020 Officer Bonus Program ("Bonus Program") which includes as participants various named executive officers. NWLGI is the holding company for National Western Life Insurance Company ("NWLIC"). The Bonus Program is designed to provide additional compensation based on achieving certain performance and profit criteria in order to hold executives accountable through their compensation for the performance of the business. The Bonus Program participants are as follows:

National Western Life Insurance Company 2020 Officer Bonus Program
Ross R. Moody - Chairman of the Board and Chief Executive Officer
Rey Perez - President and Chief Operating Officer
Steven W. Mills - Senior Vice President, Chief Administrative Officer
Charles D. Milos - Senior Vice President, Mortgage Loans and Real Estate
Greg J. Owen - Senior Vice President - Chief Information Officer
Brian M. Pribyl - Senior Vice President, Chief Financial Officer and Treasurer
Stephen M. Van De Berg - Senior Vice President - Chief Actuary and Chief Risk Officer
Gina B. Miller - Senior Vice President, Chief Legal Officer

The Bonus Program is in effect for the year ending December 31, 2020. Amounts earned under the Bonus Program will be paid in 2021 when final results are determined. A copy of the Bonus Program is attached hereto as Exhibit 10(y) and is incorporated by reference herein.

Also on December 11, 2019, the Compensation and Stock Option Committee of NWLGI renewed the Change in Control and Severance Agreement for Ross R. Moody, effective December 16, 2019, for another two year term. A copy of the Change in Control and Severance Agreement is attached hereto as Exhibit 10(z) and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10(y)	National Western Life Insurance Company 2020 Officer Bonus Program

10(z)	Change in Control and Severance Agreement Ross R. Moody

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: December 16, 2019	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer